SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                NOVEMBER 22, 2000
                                 Date of Report
                        (Date of Earliest Event Reported)


                        THE ENTERTAINMENT INTERNET, INC.
             (Exact Name of Registrant as Specified in its Charter)

         NEVADA                      0-28173                 95-4730315
      ---------------              -----------            --------------
      (State or other              (Commission             (IRS Employer
      jurisdiction of              File Number)          Identification No.)
      incorporation)


          5757 WILSHIRE BLVD., SUITE 124, LOS ANGELES, CALIFORNIA 90036
                    (Address of principal executive offices)

                                 (323) 904-4940
                         (Registrant's telephone number)

Item 3. Bankruptcy or Receivership

On November 22, 2000, the Company filed a Chapter 11 bankruptcy petition to allow it to reorganize and eliminate debts incurred by prior management and others. The petition was assigned case number LA-00-42737-EC in the United States Bankruptcy Court for the Central District of California, the Honorable Judge Carroll presiding. The existing directors and officers remain in possession subject to the supervision and orders of the court. Jurisdiction is deemed assumed as of the date the petition was filed.






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    The Entertainment Internet, Inc.


                                    By   /s/ Mohamed Hadid
                                         -----------------------
                                         Chairman


Date: November 22, 2000